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                                                                   EXHIBIT 10.14


                      SECOND AMENDMENT TO CREDIT AGREEMENT

                  This Amendment, dated as of April 30, 2001, is made by and between FACTUAL DATA CORP., a Colorado corporation (the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the "Lender"), and is effective as of December 31, 2000.

                                    Recitals

                  The Borrower and the Lender have entered into that certain Credit Agreement dated as of May 23, 2000, as amended by that certain Amendment to Credit Agreement dated as of March 27, 2001 (as amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                  The Borrower desires to extend the Maturity Date with respect to the Revolving Facility, and the Lender is willing to do so pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                  1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings specified therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is hereby amended by amending the definition of "Maturity Date" in its entirety to read as follows:

                  "'Maturity Date"" means (a) with respect to the Revolving Facility, April 30, 2002, and (b) with respect to the Term Facility, April 30, 2005."

                  2. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                  3. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

                  (b) A Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of

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         April 28, 2000, in connection with the execution and delivery of the
         Credit Agreement, continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of April 28, 2000, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

                  (c) An opinion of the Borrower's counsel as to the matters set forth in paragraphs 4(a) and 4(b) hereof and as to such other matters as the Lender shall require.

                  (d) Payment of or reimbursement for the costs and expenses described in Paragraph 8.

                  (e) Such other matters as the Lender may require.

                  4. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
         Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  5. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all


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references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                  6. No Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any breach or default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing either on the date hereof or the effective date hereof.

                  7. Release. The Borrower, and the Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or the Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date hereof, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  8. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

                  9. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first written above.


WELLS FARGO BANK, NATIONAL ASSOCIATION           FACTUAL DATA CORP.

By /s/ Michael J. McGroarty                      By Todd A. Neiberger
   -------------------------------------            ----------------------------
   Michael J. McGroarty                             Todd A. Neiberger
   Its Vice President                               Its Chief Financial Officer





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                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

                  The undersigned, a guarantor of the indebtedness of Factual Data Corp., a Colorado corporation (the "Borrower"), to Wells Fargo Bank, National Association, a national banking association (the "Lender") pursuant to a Guaranty dated as of May 23, 2000 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 7 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrower's present and future indebtedness to the Lender.

                                        FDC ACQUISITION, INC.

                                        By Todd A. Neiberger
                                           -------------------------------------
                                           Todd A. Neiberger
                                           Its Chief Financial Officer